Common Shares	9 Months Ended
Sep. 30, 2024
Common Shares
Common Shares

Note 11. Common Shares:

In June 2024, the Company closed a private placement of shares for gross proceeds of $15.0 million. Pursuant to the private placement, the Company issued 4,285,715 Class A common shares at a price per share of $3.50. In connection with the offering, the Company incurred costs of approximately $0.8 million for net proceeds of approximately $14.2 million.

In July 2024, the Company closed a private placement of shares for gross proceeds of $36.0 million. Pursuant to the private placement, the Company issued 8,780,488 Class A common shares at a price per share of $4.10. In connection with the offering, the Company incurred costs of approximately $1.4 million for net proceeds of approximately $34.6 million.

The Company is evaluating and considering engaging in a potential transaction, solely or with one or more other parties (“Potential Transaction”) in relation to the sale of the common shares of PDV Holdings, Inc., (PDVH) the indirect parent company of CITGO Petroleum Corp, pursuant to the sales and bidding procedures managed by the Special Master appointed by the U.S. District Court for the District of Delaware. The Company currently does not have any obligations or commitments with respect to any Potential Transaction.

The net proceeds from the 2024 private placements, as well as additional cash on hand, provide the Company with funds to be used to assist in funding certain expenses in connection with any Potential Transaction, including any cash deposit required with respect thereto; however, there can be no assurance that any Potential Transaction will be consummated and in such case, the net proceeds of the private placement may also be used for working capital and general corporate purposes.